EXHIBIT 10.74


                             AMENDMENT  NUMBER  FOUR
                                       TO
                            TALK.COM  LOAN  DOCUMENTS

     This AMENDMENT NUMBER FOUR TO TALK.COM LOAN DOCUMENTS (this "AMENDMENT") is entered into as of April 3, 2002 (the "Amendment Number Four Closing Date") by and among TALK AMERICA INC. (f/k/a Talk.com Holding Corp.) ("TALK AMERICA"), and ACCESS ONE COMMUNICATIONS CORP. ("ACCESS ONE"), and each other Borrower under and as defined in the Credit Agreement (defined below) (together with Talk America and Access One, the "BORROWERS"), and TALK AMERICA HOLDINGS, INC. (f/k/a Talk.com, Inc.) ("TALK HOLDINGS" or "GUARANTOR", and, including any successor, permitted assignee, executor, administrator or personal representative thereof, an "Other Primary Obligor") (Borrowers and each Other Primary Obligor are sometimes referred to herein individually as an "Obligor" and collectively as the "Obligors"), and THE LENDERS THAT ARE PARTIES HERETO, and MCG CAPITAL CORPORATION (as assignee of the interest of MCG Finance Corporation ("MCG"), including any successors, assigns, participants, pledgees and transferees, "ADMINISTRATIVE AGENT").

                                 R E C I T A L S
                                 - - - - - - - -

     WHEREAS, Borrowers, MCG and each Lender are parties to that certain Credit Facility Agreement executed and effective as of October 20, 2000 (as amended and modified from time to time prior to the date hereof, the "Original Credit
Agreement"; as amended hereby and as may be further amended and modified hereafter, the "Credit Agreement"); and

     WHEREAS, each of the Obligors desire to amend the Credit Agreement as set forth in this Amendment; and

     WHEREAS, each Obligor has determined that it is in its best interest to execute this Amendment inasmuch as each such Obligor will derive substantial direct and indirect benefits from the amendments contemplated hereby; and

     WHEREAS, Lenders are willing to accommodate the Obligors upon and subject to the terms, conditions and provisions of this Amendment;

     NOW, THEREFORE, in consideration of the covenants and agreements contained herein and in the other Loan Documents, and other good and valuable consideration (receipt and sufficiency of which are hereby acknowledged), and intending to be legally bound hereby, each Obligor, Administrative Agent and each Lender hereby agree as follows:

                  ARTICLE 1:  AMENDMENTS TO THE LOAN DOCUMENTS

     1.1. Amendment of Section 5.10 of the Credit Agreement - Dividends and Distributions. Section 5.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     "5.10. Distributions or Dividends. No Borrower will declare or make (directly or indirectly) any payment or distribution with respect to, or incur any liability for the purchase, acquisition, redemption or retirement of, any of its equity interests (including warrants therefor)

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or as a dividend, return of capital or other payment or distribution of any kind to  any  holder  of  any  such  equity  interest.

     Notwithstanding the foregoing, (a) a Borrower may pay lawful dividends to a holder of its equity who is also a Borrower, and (b) a Borrower may pay lawful dividends to TALK HOLDINGS so long as (i) TALK HOLDINGS is the only legal and beneficial owner of shares of capital stock of such Borrower, and (ii) no Default then exists under the Loan Documents, and (iii) no Default would be caused by the payment of such dividend (including, any Default under the Guaranty by TALK HOLDINGS and/or any Default under the Credit Agreement; provided, however, that pro forma compliance with the financial covenants under
Section 4.1 (other than the Liquidity Covenant under Section 4.1.6) shall not be required), and (iv) Borrowers provide Administrative Agent with written notice at least 5 Business Days prior to such dividend (other than a dividend under Clauses (E) or (F)) identifying the intended purpose therefor and documenting compliance with the conditions of this Section 5.10 (except that, with respect to the dividend on the date hereof, Administrative Agent acknowledges that Borrowers have timely provided such written notice), and (v) such dividend is to be used by TALK HOLDINGS within 5 Business Days after such dividend is paid to Talk Holdings for one or more of the following purposes only:

(A) The payment of regularly scheduled interest payments due under the AoL Convertible Notes (inclusive of subsequently issued notes pursuant to the payment in kind provisions thereof) assuming (and on the condition) that Talk Holdings elects to pay in kind interest to the maximum extent possible under the AoL Notes, and which amounts shall not exceed 103% of the amounts therefore identified on Schedule 5.10 hereto, and/or

(B) The payment of regularly scheduled interest payments due under the 2002 Convertible Notes, the 2004 Convertible Notes and the Exchange Securities (inclusive of subsequently issued notes pursuant to the payment in kind provisions thereof) assuming (and on the condition) that Talk Holdings elects to pay in kind interest to the maximum extent possible under such obligations, and which amounts shall not exceed 103% of the amounts therefore identified on Schedule 5.10 hereto, and/or

(C) The repurchase, redemption, repayment or other satisfaction of any 2002 Convertible Notes and any 2004 Convertible Notes on April 4, 2002 pursuant to Guarantor's 2002 Offering Circular, and which amounts shall not exceed 103% of the amounts therefore identified on Schedule 5.10 hereto, and/or

(D) The repurchase, redemption, repayment or other satisfaction of any 2002 Convertible Notes and any 2004 Convertible Notes after April 4, 2002 at a price not greater than the par amount thereof, and which amounts shall not exceed 103% of the amounts therefore identified on Schedule 5.10 hereto, and/or

(E) The payment of premiums for directors' and officers' liability insurance and/or fees for any listing of TALK AMERICA'S common stock on the Nasdaq National Market or SmallCap Market List, and which amounts shall not exceed the amounts therefore identified on Schedule 5.10 hereto, and/or

(F) The payment of directors' fees for non-management directors, and which amounts shall not exceed the amounts therefore identified on Schedule 5.10 hereto.

          FOR AVOIDANCE OF DOUBT, the authorization under this Section 5.10 (and/or under any other provision of any Loan Document) for Borrowers to declare and make dividends to Talk

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     Holdings  for  certain  identified purposes and/or for Talk Holdings to use such dividends for such identified purposes shall in no manner limit or otherwise modify Borrowers' obligations under Sections 1.1.6.5.f and 1.2.6.5.f (as added pursuant to Amendment Number Three) to make one or more prepayments to Lenders upon the occurrence of certain events. "

     1.2. Subordination of and Payments on Inter-Corporate Debt. Talk Holdings and Borrowers hereby acknowledge and agree that any and all existing and future indebtedness of any Borrower to Talk Holdings (whether or not evidenced by a promissory note) is and shall be unsecured and subordinate in right of payment to the prior and indefeasible payment in full of all indebtedness owed to Administrative Agent and/or any Lender under the Loan Documents. Talk Holdings and Borrowers hereby further acknowledge and agree that no payment shall be made on any such inter-corporate indebtedness unless such payment at such time would be permitted as a dividend under Section 5.10 of the Credit Agreement, and subject to such compliance and Borrowers providing Administrative Agent with the 5 Business Days advance notice required under Section 5.10 of the Credit Agreement, then Lenders hereby consent to such payments under such inter-corporate notes. Talk Holdings hereby covenants and agrees that it will not transfer, assign, pledge or encumber any such inter-corporate indebtedness other than in favor of Administrative Agent for the benefit of Lenders or pursuant to a pledge in favor of AoL as support for the AoL Convertible Notes. Talk Holdings hereby waives any and all rights of setoff and/or recoupment that it has or may have under or in connection with any such inter-corporate indebtedness. Talk Holdings and Borrowers hereby further acknowledge and agree that all written evidence of such inter-corporate indebtedness shall have a legend thereon conspicuously identifying the requirements and restrictions imposed under this Section 1.2 hereof. Administrative Agent and Lenders hereby acknowledge and agree that inter-corporate debt between Borrowers and Talk Holdings issued and maintained in compliance with the terms of the Loan Documents (as modified by this Section 1.4) shall not be included within the definition of "Funded Debt". At any time, upon the request of Administrative Agent, unless required to be delivered to AoL pursuant to a pledge supporting the AoL Convertible Notes, then Talk Holdings shall deliver to Administrative Agent all written instruments evidencing any such inter-corporate indebtedness.

     1.3. Waiver of Existing Defaults. Administrative Agent and each Lender hereby waives any Default or Event of Default under Section 7.1.4 of the Credit Agreement resulting from (a) Borrowers' failure to be in compliance with the covenants set forth in Sections 5.7 (Acquisitions and Investments), 5.9 (Transactions with Affiliates) and 5.11 (Payment of Subordinated Indebtedness) of the Credit Agreement as a result the payment from time to time prior to April 1, 2002 of the obligations of Guarantor from the accounts of Borrowers, and (b) Borrowers' failure to be in compliance with the covenants set forth in Sections
5.2 (Indebtedness), 5.9 (Transactions with Affiliates) and 5.11 (Payment of Subordinated Indebtedness) of the Credit Agreement as a result the incurrence by Borrowers of inter-corporate debt in favor of Talk Holdings and/or the payments thereon from time to time prior to April 1, 2002, and (c) Borrowers' failure to be in compliance with the covenants set forth in Sections 5.2 and 5.10 of the Credit Agreement and Section 10.j of the Guaranty as a result of Guarantor's payment to AoL on February, 2002 of $1,226,960 as a prepayment of the AoL
Convertible Notes pursuant to the letter agreement dated February 21, 2002 between Guarantor and AoL (the "AoL Letter Agreement"), and (d) Borrowers' failure to timely provide Administrative Agent with the notice required by
Section 4.13 thereof as a result of the matters described in Clauses (a), (b) and (c) hereof.

     1.4. Consents re Restructuring of Subordinated Indebtedness. Pursuant to Sections 10.3 and 10.4 of the Credit Agreement and Section 16.c of the Guaranty, Administrative Agent and Lenders hereby consent to (a) the issuance by Guarantor of Exchange Securities in exchange for the 2002 Convertible Notes and the 2004 Convertible Notes pursuant to Guarantor's 2002 Offering Circular, and (b) the issuance by Guarantor of additional indebtedness from time to time pursuant to any payment-in-

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kind provisions of the AoL Convertible Notes or the Exchange Securities, and (c)
the payments by Guarantor to AoL from time to time as and to the extent dividends therefore would then be permitted under Section 5.10(b)(v)(A) of the Credit Agreement.

     1.5. Deposit Accounts and Control Agreements. Within 30 calendar days after the Amendment Number Four Closing Date, Borrowers will deliver to Administrative Agent a fully executed control agreement (in form and substance reasonably acceptable to Administrative Agent) with respect to each deposit account of any Borrower (other than the deposit accounts maintained by Talk America at PNC Bank and SouthTrust Bank) that at any time during the 6 calendar months preceding the Amendment Number Four Closing Date had a balance in excess of $75,000. Borrowers covenant and agree that as of and after the date hereof Borrowers shall not at any time maintain in the aggregate balances at financial and investment institutions not subject to a control agreement collectively in excess of $250,000. The failure of Borrowers to deliver any such control agreement on or before March 15, 2002 pursuant to Section 1.13 of Amendment Number Three to Talk.com Loan Documents dated as of February 12, 2002 among Obligors and Administrative Agent shall not constitute a Default or Event of Default under the Loan Documents.

     1.6. Definitions - Revisions and Additions. The following definitions are either added to Article 9 of the Original Credit Agreement in alphabetical order or amended and restated in their entirety:

               a. ""Exchange Securities" means the debt securities issued by Guarantor in exchange for 2002 Convertible Notes and/or 2004 Convertible Notes pursuant to Guarantor's 2002 Offering Circular, as such securities may be amended and modified from time to time with the prior consent of Administrative Agent."

               b. ""2002 Offering Circular" means the Guarantor's Schedule TO (SEC File #005-48510) filed with the Securities and Exchange Commission on February 22, 2002, as amended by Amendment No. 1, filed March 5, 2002, and Amendment No. 2, filed March 5, 2002, and Amendment No. 3, filed March 14, 2002, and Amendment No. 4, filed March 22,
          2002,  and  Amendment  No.  5,  filed  April  2,  2002."

     1.7. Documentation Fee. Within 15 Business Days after the Amendment Number Four Closing Date, Borrowers shall pay a Documentation Fee in immediately available funds to Administrative Agent in the amount of $1,500.00 to cover all fees, costs and expenses in connection with the preparation and execution of this Amendment Number Four.

     1.8. Reaffirmation of Collateralization Hereunder. To the extent not otherwise already covered by the Loan Documents, each Obligor hereby grants and pledges to Administrative Agent for the ratable benefit of Lenders a present, absolute, unconditional and continuing security interest in and pledge of and collateral assignment of all of the Collateral under and as defined in the Loan Documents to which such Obligor is a party as collateral security for funds advanced pursuant to this Amendment, the Credit Agreement and the other Loan Documents.

     1.9.  References  in Other Loan Documents. In furtherance of the foregoing,

          a. References in the Original Credit Agreement to the "Agreement" or "Credit Agreement" hereafter mean the Credit Agreement (as amended hereby). References in the other Loan Documents to the "Credit Agreement" hereafter mean the Credit Agreement (as amended hereby).

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

          b. References in the Loan Documents (including in the Original Credit Agreement) to the other "Loan Documents" (either as a group or individually) or to such other documents by their individual separate titles hereafter mean such Loan Documents (as amended hereby) as well as the Additional Loan Documents.

     1.10. Relationship to Loan Documents. This Amendment is an amendment and supplement to (and not a novation of) the Loan Documents as well as the schedules thereto without any discharge, release or satisfaction of the existing obligations or indebtedness (or, except to the extent expressly set forth herein, any guaranty or collateral security therefor), all of which obligations, indebtedness and security remains outstanding under the Loan Documents. Except as specifically amended by this Amendment or another document executed as of the date hereof, the Loan Documents are, and continue to be, in full force and effect as in effect prior to the date hereof. This Amendment becomes effective as to any party as of the date of its, his or her execution hereof, and the failure of any party hereto to execute this Amendment shall in no way effect the obligations hereunder of the parties hereto that have executed this Amendment.


                            ARTICLE 2:  MISCELLANEOUS

     2.1. Loan Document; Definitions. This Amendment is a Loan Document executed pursuant to the Credit Agreement and (unless otherwise expressly indicated herein) is to be construed, administered and applied in accordance with the terms and provisions thereof. Capitalized terms used herein without separate definitions have the meaning ascribed to such terms in the Original Credit Agreement (if such a definition exists therein) or in the other Loan Documents. The rules of construction and the number and gender provisions under Article 9 of the Original Credit Agreement are also applicable herein.

     2.2. Additional Representations and Covenants. Each Obligor, as of the Amendment Number Four Closing Date, makes the following representations and warranties solely with respect to this Amendment and any Loan Document to which such Obligor is a signatory:

          2.2.1. Authorization and Enforceability. Each Obligor represents and warrants (a) that it, he or she (as applicable) has the full power and authority to enter into, to deliver and to perform this Amendment, the Credit Agreement and the other Loan Documents to which it, he or she is a party, and all other agreements and actions required of it, him or her hereunder, and (b) that all actions necessary or appropriate for such Obligor's execution, delivery and performance of this Amendment, the Credit Agreement and the other Loan Documents, and all other agreements and actions required hereunder or thereunder have been properly and fully taken, and (c) that, upon execution and delivery, this Amendment as well as the Credit Agreement and the other Loan Documents will constitute the legal, valid and binding obligations of each party hereto or thereto enforceable in accordance with the terms hereof or thereof.

          2.2.2. Representations and Warranties. Each Obligor hereby renews each and all representations and warranties made by it, him or her contained in the Loan Documents (other than in the Original Credit Agreement), and each Obligor hereby represents and warrants that all such representations and warranties (as modified by the schedules related thereto) are true, correct and complete in all material respects on and as of the Amendment Number Four Closing Date.

          2.2.3. No Default. Each Obligor hereby represents and warrants that no Default or Event of Default under the Loan Documents to which it, he or she is a party will result from the execution, delivery or performance of this Amendment.

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     2.3.  Obligor  Solvency.  Obligors  (on  a  consolidated  basis)  are  not
"insolvent," as such term is defined in Section 101(32) of the Bankruptcy Code (11 U.S.C. 101(32)). Obligors (on a consolidated basis), by virtue of their obligations and actions in connection with the Loan Documents, have not engaged in and are not engaging in any transaction that constitutes a fraudulent transfer or fraudulent conveyance under applicable federal or state law (including under Section 548 of the Bankruptcy Code or under the Uniform Fraudulent Transfer Act or the Uniform Fraudulent Conveyance Act).

     2.4. Binding and Governing Law. This Amendment has been delivered by Borrowers and the other Obligors and has been received by Administrative Agent in the Commonwealth of Virginia. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns, heirs, personal representatives and executors. This Amendment shall be governed as to its validity, interpretation, construction and effect by the laws of the Commonwealth of Virginia (without giving effect to the conflicts of law rules of the Commonwealth of Virginia).

     2.5. Survival. All agreements, representations, warranties and covenants of any Obligor contained herein or in any documentation required hereunder shall survive the execution and delivery of this Amendment and (except as otherwise expressly provided herein) will continue in full force and effect so long as any indebtedness or other obligation of any Borrower or other Obligor to Administrative Agent or any Lender remains outstanding under any of the Loan Documents.

     2.6. No Waiver; Delay in Acting. To be effective, any waiver by Lenders must be expressed in a writing executed by Administrative Agent (with approval by Lenders). The execution, delivery and performance of this Amendment shall not act as a waiver of any Default or any right, power or remedy of Administrative Agent or any Lender under any Loan Document or any other agreements and documents executed in connection herewith or therewith and shall not constitute a waiver of any provision thereof. If Administrative Agent or any Lender waives any power, right or remedy arising hereunder or under any applicable law, then such waiver will not be deemed to be a waiver upon the later occurrence or recurrence of any events giving rise to the earlier waiver. No failure or delay by Administrative Agent or any Lender to insist upon the strict performance of any term, condition, covenant, or agreement of this Amendment or any other Loan Document, or to exercise any right, power or remedy hereunder or thereunder, will constitute a waiver of any such term, condition, covenants or agreement or of any such breach, or preclude Administrative Agent or any Lender from exercising any such right, power, or remedy at any later time or times. By accepting payment after the due date of any amount payable under any Loan Document, neither Administrative Agent nor Lenders will be deemed to have waived the right either to require prompt payment when due of all other amounts payable under a Loan Document or to declare an Event of Default for failure to effect such prompt payment of any such other amount. The remedies provided herein are cumulative and not exclusive of each other, the remedies provided by law, and/or the remedies provided by the other Loan Documents.

     2.7. Modification. Except as otherwise provided in this Amendment, no modification or amendment hereof shall be effective unless made in writing and signed by Administrative Agent (with approval by Lenders) and any other party hereto as to which such amendment or modification is applicable.

     2.8. Headings. The various headings in this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

     2.9. Prior Agreements. This Amendment shall completely and fully supersede all other and prior agreements and correspondence (both written and oral) by and among Obligors, Administrative Agent and Lenders concerning the terms and conditions of this Amendment.

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     2.10.  Severability.  If  fulfillment  of  any  provision  hereof  or  any transaction related hereto or to the other Loan Documents at the time performance thereof shall be due shall involve transcending the limit of validity prescribed by law, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity. If any clause or provision herein contained operates or would prospectively operate to invalidate this Amendment or any other Loan Document, in whole or in part, then such clause or provision only shall be void, as though not herein or therein contained, and the remainder of this Amendment and the other Loan Documents shall remain operative and in full force and effect; provided, however, if any such provision pertains to the repayment of any indebtedness under the Loan Documents, then the occurrence of any such invalidity shall constitute an immediate Event of Default under the Credit Agreement.

     2.11. Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all the signatures on such counterparts appeared on one document. Each such counterpart shall be deemed to be an original, but all such counterparts together shall constitute one and the same instrument.

     2.12. Waiver of Subrogation. Until the indebtedness under the Credit Agreement is paid in full (unconditionally and indefeasibly) and the Loan Documents are terminated, each Obligor hereby waives any and all rights of subrogation, contribution and reimbursement that it, he or she may now have or hereafter acquire with respect to its, his or her obligations hereunder, under any Loan Document or under any other agreement that it, he or she may have or may hereafter enter into with Administrative Agent or any Lender.

     2.13. Waiver of Suretyship Defenses. Each Obligor hereby waives any and all defenses and rights of discharge based upon suretyship or impairment of collateral (including, without limitation, lack of attachment or perfection with respect thereto) that it, he or she may now have or may hereafter acquire with respect to Administrative Agent or any Lender or any of its, his or her obligations hereunder, under any Loan Document or under any other agreement that it, he or she may have or may hereafter enter into with Administrative Agent or any Lender.

     2.14. WAIVER OF LIABILITY. EACH OBLIGOR (A) AGREES THAT NEITHER ADMINISTRATIVE AGENT NOR ANY LENDER (NOR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS) SHALL HAVE ANY LIABILITY TO ANY OBLIGOR (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) FOR LOSSES OR COSTS SUFFERED OR INCURRED BY ANY OBLIGOR IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS CONTEMPLATED OR THE RELATIONSHIP ESTABLISHED BY ANY LOAN DOCUMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION HEREWITH OR THEREWITH, EXCEPT FOR FORESEEABLE ACTUAL LOSSES RESULTING DIRECTLY AND EXCLUSIVELY FROM ADMINISTRATIVE AGENT'S OR SUCH LENDER'S OWN GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR FRAUD AND
(B) WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM AGAINST ADMINISTRATIVE AGENT OR ANY LENDER (OR THEIR DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS) WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE, EXCEPT FOR CLAIMS FOR FORESEEABLE ACTUAL LOSSES RESULTING DIRECTLY AND EXCLUSIVELY FROM ADMINISTRATIVE AGENT'S OR SUCH LENDER'S OWN GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR FRAUD. MOREOVER, WHETHER OR NOT SUCH DAMAGES ARE RELATED TO A CLAIM THAT IS SUBJECT TO THE WAIVER EFFECTED ABOVE AND WHETHER OR NOT SUCH WAIVER IS EFFECTIVE, NEITHER ADMINISTRATIVE AGENT NOR ANY LENDER (NOR THEIR DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS) SHALL HAVE ANY LIABILITY WITH RESPECT TO (AND EACH OBLIGOR HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR) ANY SPECIAL,
INDIRECT, CONSEQUENTIAL, PUNITIVE OR NON-FORESEEABLE DAMAGES SUFFERED BY ANY OBLIGOR IN CONNECTION WITH OR IN ANY WAY RELATED TO THE TRANSACTIONS CONTEMPLATED OR THE RELATIONSHIP ESTABLISHED BY ANY LOAN DOCUMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION HEREWITH OR THEREWITH.

     2.15. FORUM SELECTION; CONSENT TO JURISDICTION. ANY LITIGATION IN CONNECTION WITH OR IN ANY WAY RELATED TO ANY LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), ACTIONS OR INACTIONS OF ADMINISTRATIVE AGENT, ANY LENDER OR ANY OBLIGOR WILL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE COMMONWEALTH OF VIRGINIA OR IN THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF VIRGINIA; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY OBLIGOR, ANY COLLATERAL OR ANY OTHER PROPERTY MAY ALSO BE BROUGHT (AT ADMINISTRATIVE AGENT'S AND LENDERS' OPTION) IN THE COURTS OF ANY OTHER JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND OR WHERE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE OBTAIN PERSONAL JURISDICTION OVER SUCH OBLIGOR. EACH OBLIGOR HEREBY
EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF VIRGINIA AND OF THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF VIRGINIA FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL AND NON-APPEALABLE JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH OBLIGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR OUTSIDE THE COMMONWEALTH OF VIRGINIA. EACH OBLIGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY OBLIGOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THEN SUCH OBLIGOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT.

     2.16. WAIVER OF JURY TRIAL. ADMINISTRATIVE AGENT, EACH LENDER AND EACH OBLIGOR EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION (WHETHER AS CLAIM, COUNTER-CLAIM, AFFIRMATIVE DEFENSE OR OTHERWISE) IN CONNECTION WITH OR IN ANY WAY RELATED TO ANY OF THE LOAN DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), ACTIONS OR INACTIONS OF ADMINISTRATIVE AGENT, ANY LENDER OR ANY OBLIGOR. EACH OBLIGOR ACKNOWLEDGES AND AGREES (A) THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY), AND (B) THAT IT HAS BEEN ADVISED BY LEGAL COUNSEL IN CONNECTION HEREWITH, AND (C) THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ADMINISTRATIVE AGENT AND EACH LENDER ENTERING INTO THE LOAN DOCUMENTS AND FUNDING ADVANCES THEREUNDER.

     2.17. Construction. The language in all parts of this Amendment and the other Loan Documents in all cases shall be construed as a whole according to its fair meaning.

                      [BALANCE OF PAGE INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, the undersigned (where appropriate, by their duly authorized officers) have executed this AMENDMENT NUMBER FOUR, as an instrument under seal (whether or not any such seals are physically attached hereto), as of the day and year first above written.

ATTEST:                                TALK  AMERICA  INC.  (f/k/a  Talk.com
                                       Holding  Corp.)


By: /s/ David G. Zahka                 By: /s/ Aloysius T. Lawn IV
Name: David G. Zahka                   Name: Aloysius T. Lawn IV
Title: CFO                             Title: EVP-General Counsel and Secretary

[SEAL]

ATTEST:                                ACCESS  ONE  COMMUNICATIONS
                                       CORP.


By: /s/ David G. Zahka                 By: /s/ Aloysius T. Lawn IV
Name: David G. Zahka                   Name: Aloysius T. Lawn IV
Title: CFO                             Title: EVP-General Counsel and Secretary

[SEAL]

ATTEST:                                OMNICALL,  INC.


By: /s/ David G. Zahka                 By: /s/ Aloysius T. Lawn IV
Name: David G. Zahka                   Name: Aloysius T. Lawn IV
Title: CFO                             Title: EVP-General Counsel and Secretary

[SEAL]

ATTEST:                                THE  OTHER  PHONE  COMPANY,  INC.


By: /s/ David G. Zahka                 By: /s/ Aloysius T. Lawn IV
Name: David G. Zahka                   Name: Aloysius T. Lawn IV
Title: CFO                             Title: EVP-General Counsel and Secretary

[SEAL]

                       [SIGNATURES CONTINUE ON NEXT PAGE]

     IN WITNESS WHEREOF, the undersigned (where appropriate, by their duly authorized officers) have executed this AMENDMENT NUMBER FOUR, as an instrument under seal (whether or not any such seals are physically attached hereto), as of the day and year first above written.


ATTEST:                               TALK AMERICA OF VIRGINIA, INC.
                                      (f/k/a Tel-Save Holdings of Virginia,Inc.)


By: /s/ David G. Zahka                 By: /s/ Aloysius T. Lawn IV
Name: David G. Zahka                   Name: Aloysius T. Lawn IV
Title: CFO                             Title: EVP-General Counsel and Secretary

[SEAL]

ATTEST:                               TALK  AMERICA  HOLDINGS,  INC.  (f/k/a
                                      Talk.com,  Inc.)


By: /s/ David G. Zahka                 By: /s/ Aloysius T. Lawn IV
Name: David G. Zahka                   Name: Aloysius T. Lawn IV
Title: CFO                             Title: EVP-General Counsel and Secretary

[SEAL]



                       [SIGNATURES CONTINUE ON NEXT PAGE]

     IN WITNESS WHEREOF, the undersigned (where appropriate, by their duly authorized officers) have executed this AMENDMENT NUMBER FOUR, as an instrument under seal (whether or not any such seals are physically attached hereto), as of the day and year first above written.


WITNESS:                              MCG  CAPITAL  CORPORATION  (IN  ITS
                                      OWN CAPACITY AS ADMINISTRATIVE AGENT AND
                                      LENDER,  AND AS SERVICER FOR ITS FUNDING
                                      AFFILIATES  AND SECURITIZATION VEHICLES)


By:  /s/ Ruth Thomas                 By:  /s/ John S. Patton
                                     Name:  John  S.  Patton
                                     Title:  Managing  Director